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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K



                          Current Report Pursuant
                         to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



                       Date of Report: October 22, 1996


                               VIDEO UPDATE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
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                 (State or Other Jurisdiction of Incorporation)


           0-24346                                     41-1461110
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    (Commission File Number)               (I.R.S. Employer Identification No.)


   3100 World Trade Center, 30 East Seventh Street, St. Paul, Minnesota 55101
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   (Address of Principal Executive Offices)                          (Zip Code)


                                (612) 222-0006
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              (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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           (Former Name or Former Address, if Changed Since Last Report)


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                               TABLE OF CONTENTS

                                    FORM 8-K

                                October 22, 1996

ITEM                                                    PAGE
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Item 5.      OTHER EVENTS                                 1

Signature                                                 2






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ITEM 5. OTHER EVENTS

     On October 2, 1996, Video Update, Inc. (the "Company") completed a public offering (the "Offering") of 6,100,000 shares of its Class A Common Stock, $.01 par value per share (the "Class A Common Stock") at a public offering price of $4.00 per share. The Company received net proceeds of approximately $21,942,000 from the Offering.

     On October 9, 1996, the Company closed the over-allotment (the "Over-allotment") for the Offering of an additional 915,000 shares of Class A Common Stock at a public offering price of $4.00 per share. The Company received net proceeds of approximately $3,404,000 from the Over-allotment.

     The Class A Common Stock and the Company's Redeemable Class B Warrants are listed on NASDAQ/NMS under the symbols VUPDA and VUPDW, respectively.






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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VIDEO UPDATE, INC.




                                       By: /s/ Daniel A. Potter
                                           ------------------------------------
                                           Daniel A. Potter
                                           Chief Executive Officer


Date: October 22, 1996






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